UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy statement

☐	Confidential, For Use of the Commission Only as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KULICKE AND SOFFA INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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KULICKE & SOFFA INDUSTRIES, INC.	Shareholder Meeting to be held on 02/10/09
** IMPORTANT NOTICE **	Proxy Materials Available
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.	• Annual Report
• Proxy Card
The proxy statement, annual report and proxy card are available at www.proxyvote.com

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed below on or before 1/27/09 to facilitate timely delivery.

KULICKE & SOFFA INDUSTRIES, INC. 1005 VIRGINIA DRIVE FT. WASHINGTON, PA 19034	HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS FOR THIS MEETING AND FUTURE MEETINGS
1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Notice of Annual Shareholder Meeting		How To Vote
Meeting Type:	2009 Annual Meeting	Vote In Person
Meeting Date: Meeting Time: For holders as of:	02/10/09 4:30 p.m., Pacific Time 12/15/08	Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.
Meeting Location:
Embassy Suites
Orange Country Airport North
1325 E. Dyer Road
Santa Ana, CA 92705
Vote By Internet
Meeting Directions: For Meeting Directions, Please Call: (215) 784-6000

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a

vote FOR proposals 1, 2 and 3.

1.	Election of Directors to serve until the
2013 Annual Meeting.

Nominees:

01)	Garrett E. Pierce
02)	C. William Zadel

2.	Approval of our 2009 Equity Plan;

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending October 3, 2009; and

4.	Transaction of such other business as may properly come before the annual meeting.

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